Letter to shareholders
William V. Fries, CFA
Portfolio Manager
November 6, 2000

Dear Fellow Shareholder:

I am pleased to report Thornburg Global Value Fund's results for the fiscal year ended September 30, 2000. Shown in the table below are total returns for the calendar year-to-date, fiscal year and since inception. Total returns are for investors who held shares for the entire periods shown, with dividends reinvested in additional shares.

Total return performance as of 9.30.00
                          A Shares                         B SHARES                          C Shares
                          YTD   One Year Since Incept.     YTD   One Year  Since Incept.     YTD   One Year    Since Incept.
Net Asset Value ...     (0.23)%   34.42%   18.14%*       (3.73)%     n/a    (3.73)%*        (.77)%   33.20%     17.03%*
Max. Offering Price     (4.69)%   28.37%   15.85%*       (6.36)%     n/a    (8.54)%*       (1.76)%   33.20%     17.03%*

* Annualized       Past performance cannot guarantee future results                   INCEPTION: 5/28/98

The impressive 34% return recorded in the 12 months ended September 30, 2000 was mostly the result of exceptional returns in the first half of the fiscal year. Weak markets since have produced a slight negative return for the calendar year to date. Investor sentiment is reflecting growing concern that economies around the world will be impacted by rising energy costs, slackening demand from the U. S., and rising interest rates in Europe. While some of our profit taking in a few highly appreciated issues (Softbank, Sony, and Samsung) was fortuitous, remaining technology, telecommunications and credit sensitive issues have declined with weak markets.

The current sell off is likely creating attractive opportunities for the long run. Nonetheless, we have been cautious about adding to positions or establishing new positions in affected sectors. Recent investments have been more focused on issues where earnings progress is more a question of magnitude than direction. Included among recent portfolio additions are: Fresenius AG, a German and world leader in kidney dialysis and blood treatment products and service; Cadbury Schweppes, leading UK beverage and confections company and Barclays Plc, a provider of financial services in the UK and around the world. You can learn more about these companies and all of our holdings by visiting our website at www.Thornburg.com. Links to company websites where available are also provided.

The tables on the following page provide a summary of geographic and industry diversification compared with last year. Increased holdings in the UK and initial investments in China are notable. U.S holdings are primarily in global businesses. Total holdings in less developed nations at fiscal year and amounted to 18% of the portfolio. We are mindful of the higher risks associated with these investments. Valuations of these unique holdings are compelling, however, and each stock we hold in these markets has a leadership position in a promising business.

Industry exposures have changed since last year. Technology and telecommunications equipment and service are materially lower while healthcare and other consumer stables are higher, largely reflecting the additions mentioned above. The portfolio's 5 largest sectors included 24 stocks and accounted for 53% of portfolio value. Immediately following is a chart that illustrates the industry sector changes between September 30, 1999 and September 30, 2000.

TOP INDUSTRY SECTOR
               2000                                         1999
13.2% Healthcare Services .......       12.7% Telecommunications Equipment & Svc
 9.6% Banking ...................       12.5% Investment Management & Brokerage
 9.6% Investment Management & Brokerage 12.1% Technology
 8.4% Telecommunications Equipment & Svc 9.8% Banking
 7.4% Technology ................        6.3% Healthcare

On September 30 an income distribution of $0.37 on Class A shares, $0.36 on Class B shares and $ 0.33 on Class C shares was made to shareholder of record as of September 30. The income distribution was larger than normal reflecting mark to market currency gains and the distribution of Nortel Networks shares from BCE Corp. This distribution is treated as regular income for U.S. investors. The income from currency is the result of normal currency hedging. No capital gain distribution was made for the year. While our top priority and investment objective is capital appreciation, we continue to be conscious of the impact of portfolio activity on taxable investors.

Holdings by Country*
                  9.30     9.30
                  2000     1999
UK ..........     13.7%    8.9%
Germany .....     11.4%   14.1%
United States     10.1%    9.2%
Switzerland .      8.8%    5.7%
Japan .......      6.8%    8.8%
Netherlands .      6.2%    8.0%
Finland .....      4.0%    3.0%
China .......      4.0%    0.0%
Brazil ......      3.7%    2.6%
Spain .......      3.0%    0.8%
Taiwan ......      2.8%    1.9%
Austria .....      2.4%    3.6%
India .......      2.0%    0.0%
Sweden ......      1.9%    1.8%
Bermuda .....      1.9%    2.3%
Poland ......      1.9%    1.4%
Hungary .....      1.8%    0.0%
Hong Kong ...      1.2%    0.0%
Korea .......      1.2%    3.2%
Canada ......      0.0%    5.6%
Australia ...      0.0%    2.0%
Ireland .....      0.0%    1.9%
Greece ......      0.0%    1.8%
Italy .......      0.0%    2.2%

The investment philosophy and process of the Thornburg Global Value Fund is the same as Thornburg Value Fund, except internationally focused. Our practice of managing a concentrated, portfolio of value priced stocks in what we identify as Basic Value, Consistent Growers and Emerging Franchise Categories, is intended to foster the opportunity for good performance in varying market environments. If we execute the strategy well, I am confident we can perform well compared with appropriate benchmarks.

Thank you for investing in the Thornburg Global Value Fund.

Sincerely,
William V. Fries, CFA
Portfolio Manager

Statement of assets and liabilities
Thornburg Global Value Fund
September 30, 2000

ASSETS
Investments at value (cost $98,360,677) ......................   $ 102,489,761
Cash .........................................................         581,780
Cash denominated in foreign currencies (cost $3,249,185) .....       3,274,448
Receivable for securities sold ...............................       1,428,220
Receivable for fund shares sold ..............................       1,664,491
Unrealized gain on forward exchange contracts (Note 6) .......       2,425,946
Dividends receivable .........................................         137,103
Prepaid expenses and other assets ............................          21,807
                  Total Assets ...............................     112,023,556

LIABILITIES
Payable for securities purchased .............................       7,806,625
Payable for fund shares redeemed .............................         515,625
Payable to investment advisor (Note 3) .......................          61,979
Accounts payable and accrued expenses ........................         178,731
                  Total Liabilities ..........................       8,562,960

NET ASSETS ...................................................   $ 103,460,596

NET ASSETS CONSIST OF:
         Undistributed net investment income$ ................       1,506,720
         Net unrealized appreciation (depreciation) on investments   6,570,980
         Accumulated net realized (loss) .....................        (563,007)
         Net capital paid in on shares of beneficial interest ..    95,945,903
                                                                 $ 103,460,596

NET ASSET VALUE:

Class A Shares:
Net asset value and redemption price per share
($76,069,994 applicable to 4,570,403 shares of beneficial
interest outstanding - Note 4)                   $       16.64

Maximum sales charge, 4.50% of offering
price (4.70% of net asset value per share)                0.78
Maximum Offering Price Per Share                 $       17.42

Class B Shares:
Net asset value and offering price per share*
($1,270,153 applicable to 77,238 shares of beneficial
interest outstanding - Note 4)                   $       16.44

Class C Shares:
Net asset value and offering price per share*
($26,120,449 applicable to 1,584,258 shares of beneficial
interest outstanding - Note 4)                   $       16.49

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Statement of operations
INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $133,868)   $       2,577,568
Interest income                                                         293,977
                  Total Income                                        2,871,545

EXPENSES
Investment advisory fees (Note 3) ...................................   592,028
Administration fees (Note 3)
         Class A Shares .............................................    66,064
         Class B Shares .............................................       470
         Class C Shares .............................................    18,041

Distribution and service fees (Note 3)
         Class A Shares .............................................   132,129
         Class B Shares .............................................     3,759
         Class C Shares .............................................   144,330
Transfer agent fees .................................................    74,398
Registration & filing fees ..........................................    35,132
Custodian fees ......................................................    89,196
Professional fees ...................................................    15,654
Accounting fees .....................................................     7,196
Director fees .......................................................     1,074
Other expenses ......................................................    11,985
                  Total Expenses .................................... 1,191,456
Less:
         Expenses reimbursed by investment advisor (Note 3) .........   (32,166)
                  Net Expenses ...................................... 1,159,290

                  Net Investment Income ............................. 1,712,255

REALIZED AND UNREALIZED GAIN (LOSS) - NOTE 5 Net realized gain (loss) on:
         Investments ................................................  (361,095)
         Foreign currency transactions .............................. 3,219,278
                                                                      2,858,183
Net unrealized appreciation (depreciation)
         Investments ................................................ 2,168,282
         Foreign currency translation ............................... 2,750,739
                                                                      4,919,021
         Net Realized and Unrealized
         Gain on Investments ........................................ 7,777,204

         Net Increase in Net Assets Resulting
         From Operations ...........................................$ 9,489,459

See notes to financial statements.

Statement of changes in net assets
                                                   Year Ended        Year Ended
                                           September 30, 2000 September 30, 1999
INCREASE (DECREASE) IN
NET ASSETS FROM:

OPERATIONS:
Net investment income .........................   $   1,712,255    $     138,170

Net realized gain on investments
and foreign currency transactions .............       2,858,183          526,485

Increase in unrealized appreciation
on investments and foreign currency translation       4,919,021        3,017,586

                  Net Increase in Net Assets
                  Resulting from Operations ...       9,489,459        3,682,241

DIVIDENDS TO SHAREHOLDERS:
From net investment income
         Class A Shares .......................      (2,957,271)       (160,511)
         Class B Shares .......................         (34,855)            --
         Class C Shares .......................        (799,585)        (11,023)

FUND SHARE TRANSACTIONS - (Note 4)
         Class A Shares .......................      47,229,032       12,617,589
         Class B Shares .......................       1,333,025             --
         Class C Shares .......................      22,763,764        2,291,828
                  Net Increase in Net Assets ..      77,023,569       18,420,124


NET ASSETS:

         Beginning of year ....................      26,437,027        8,016,903
         End of year ..........................   $ 103,460,596    $  26,437,027



See notes to financial statements.

Notes to financial statements
Note 1 - Organization
Thornburg Global Value Fund, hereinafter referred to as the "Fund," is a diversified series of Thornburg Investment Trust (the "Trust"). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing seven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg Value Fund and Thornburg New York Intermediate Municipal Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. Expenses which are attributable to all series of the Trust are allocated to each series based on their relative net assets. The Fund seeks long-term capital appreciation by investing in both foreign and domestic equity securities selected on a value basis. The Fund currently offers three classes of shares of beneficial interest, Class A, Class B and Class C shares. Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption, and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, and (iv) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to distribution fees, administration fees and certain transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

Note 2 - Significant Accounting Policies Significant accounting policies of the Funds are as follows:
Valuation of Securities: In determining net asset value, investments are stated at value based on latest sales at 4:00 pm est prices reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost which approximates market value.
Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.
Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. Net realized capital losses are carried forward to offset realized capital gains in future years. To the extent such carryforwards are used, no capital gain distributions will be made. When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on market changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date.
Dividends: Dividends to the shareholders are paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net realized capital gains, to the extent available, will be distributed annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.
General:  Securities  transactions  are  accounted  for on a trade  date  basis.
Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3 - Investment Advisory Fee And Other Transactions With Affiliates
Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the "Adviser") serves as the investment adviser and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2000, these fees were payable at annual rates ranging from 7/8 of 1% to 27/40 of 1% of the average daily net assets of the Fund depending on the Fund's asset size. The Fund also has an Administrative Services Agreement with the Adviser, whereby the Adviser will perform certain administrative services for the shareholders of each class of the Fund's shares, and for which fees will be payable at an annual rate of up to 1/8 of 1% of the average daily net assets attributable to each class of shares. For the year ended September 30, 2000, the Adviser voluntarily reimbursed certain class specific transfer agent fees of $8,818 for Class A, $13,883 for Class B, and $9,465 for Class C, respectively..
The Fund has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of the Fund's shares. For the year ended September 30, 2000, the Distributor earned net commissions aggregating $69,109 from the sale of Class A shares of the Fund, and collected contingent deferred sales charges aggregating $3,371 from redemptions of Class C shares of the Fund.
Pursuant to a Service Plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Adviser an amount not to exceed 1/4 of 1% per annum of its average net assets attributable to each class of shares of the Fund for payments made by the Adviser to securities dealers and other financial institutions to obtain various shareholder related services. The Adviser may pay out of its own funds additional expenses for distribution of the Fund's shares. The Fund has also adopted Distribution Plans pursuant to Rule 12b-1, applicable only to the Fund's Class B and C shares under which the Fund compensates the Distributor for services in promoting the sale of Class B and C shares of the Fund at an annual rate of up to 1% of the average daily net assets attributable to these classes of shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2000 are set forth in the statement of operations.
Certain officers and trustees of the Trust are also officers and/or directors of the Adviser and Distributor. The compensation of unaffiliated trustees is borne by the Trust.

Notes to  financial  statements . . .  continued
Note 4 - Shares of  Beneficial Interest
At September 30, 2000 there were an unlimited number of shares of beneficial interest authorized. Sales of Class A and C Shares of the Global Value Fund commenced May 28, 1998. Sales of Class B shares of the Global Value Fund commenced April 1, 2000. Transactions in shares of beneficial interest were as follows:

                                         Year Ended              Year Ended
                                      September 30, 2000     September 30, 1999
                                        Share    Amount         Share   Amount
Class A Shares
Shares sold .....................3,812,542  $ 65,442,461  1,086,840 $ 13,241,784
Shares issued to shareholders in
 reinvestment of dividends ..      167,831     2,857,198     12,858      157,619
Shares repurchased ..............1,201,888)  (21,070,627)   (67,404)   (781,814)

Net Increase ....................2,778,485  $ 47,229,032   ,032,294 $ 12,617,589

Class B Shares
Shares sold .....................   78,179  $  1,348,857         0            0
Shares issued to shareholders
in reinvestment of dividends        2,023        33,664          0            0

Shares repurchased ............... (2,964)      (49,496)         0            0

Net Increase .....................  77,238  $  1,333,025         0            0

Class C Shares
Shares sold .....................1,330,647  $ 22,710,579    216,126 $  2,574,981
Shares issued to shareholders
 in reinvestment of dividends       41,138       691,062        644        7,870
Shares repurchased ..............  (38,739)     (637,877)  (24,628)    (291,023)

Net Increase ....................1,333,046  $ 22,763,764   192,142  $  2,291,828

Note 5 - Securities Transactions
For the year ended September 30, 2000 the Fund had purchase and sale transactions of investment securities of $120,476,159 and $52,474,805, respectively. The cost of investments for Federal income tax purpose is $98,531,680 for the Fund.
At September 30, 2000, net unrealized appreciation of investments was $3,958,081 based on cost for Federal income tax purposes resulting from $9,317,310 gross unrealized appreciation and $5,359,229 gross unrealized depreciation. At September 30, 2000, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

         Capital loss carryovers expiring in:
                  2007     $        119,008
                  2008              272,996
                           $        392,004

Notes to financial  statements . . .  continued
Note 6 - Financial  Investments With Off-Balance Sheet Risk
During the year ended September 30, 2000, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock holdings from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock holdings. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. The contract amounts indicate the extent of the Fund's involvement in such contracts. At September 30, 2000, the Fund had outstanding forward exchange contracts for the sale of currencies as set out below. These contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract.

Contracts to sell:
    4,974,500   Brazilian Real for 2,586,882 U.S. Dollars, December 15, 2000 (36,799)
    2,032,500   Brazilian Real for 1,068,331 U.S. Dollars, December 20, 2000 (2,439)
   10,789,500   Swiss Francs for 6,582,033 U.S. Dollars, December 20, 2000 ..................         283,340
    1,900,000   Swiss Francs for 1,081,173 U.S. Dollars, March 1,2001 .......................         (36,299)
   17,682,761   Chinese Renminbi for 2,109,524 U.S. Dollars, December 15, 2000 ..............         (22,136)
   23,508,173   Euro for 22,237,377 U.S. Dollars, December 20, 2000 .........................       1,377,320
    8,000,000   Euro for 6,913,800 U.S. Dollars, June 20, 2001 ..............................        (237,466)
    8,881,365   British Pound Sterling for 13,394,937 U.S. Dollars, December 20, 2000 240,132
  378,732,503   Hungarian Forint for 1,397,935 U.S. Dollars, November 2, 2000134,152
  169,862,997   Hungarian Forint for 586,949 U.S. Dollars, November 6, 2000 .................          20,386
  700,551,519   Japanese Yen for 6,892,699 U.S. Dollars, December 20, 2000 ..................         303,323
1,400,000,000   South Korean Won for 1,222,899 U.S. Dollars, December 20, 2000 ..............         (30,346)
    8,515,000   Polish Zloty for 1,816,920 U.S. Dollars, December 20, 2000 ..................         (11,008)
   31,318,903   Swedish Krona for 3,678,259 U.S. Dollars, December 20, 2000 .................         401,172
   63,225,000   New Taiwan Dollars for 2,053,587 U.S. dollars, December 15, 2000 ............          42,614
                Unrealized gain from forward exchange contracts .............................       2,425,946

                                                                  Period Ended
Financial highlights                     Year Ended September 30,   September 30
Class A Shares:                                2000           1999       1998(a)
Per share operating performance
(for a share outstanding throughout the year)+

Net asset value, beginning of year    $       12.95  $        9.79  $      11.94

Income from investment operations:
              Net investment income            0.44           0.12          0.03
              Net realized and unrealized
                gain (loss) on investments     4.03           3.18        (2.15)


Total from investment operations .....         4.47           3.30        (2.12)
Less dividends from:
              Net investment income .         (0.78)         (0.14)       (0.03)





Change in net asset value ...........          3.69           3.16        (2.15)

Net asset value, end of year ........   $     16.64  $       12.95  $      9.79

Total Return (b) ....................         34.42%         33.79%     (17.80)%

Ratios/Supplemental Data Ratios to average net assets:
  Net investment income ..............         2.61%          1.07%     1.04%(c)
  Expenses, after expense reductions .....     1.53%          1.63%     1.63%(c)
  Expenses, before expense reductions ....     1.55%          1.93%     2.88%(c)

Portfolio turnover rate .................     86.13%         58.09%       44.66%

Net assets at end of year (000) .........$   76,070   $     23,202 $      7,440


(a) Fund commenced operations on May 28, 1998.
(b) Sales loads are not reflected in computing total return.
(c) Annualized
+Credit ratings are unaudited.

Financial  highlights  . . .  continued
Class B  Shares:
Per  share  operating performance (for a share outstanding throughout the year)+

Net asset value, beginning of year  $           17.62

Income from investment operations:
              Net investment income              0.14
              Net realized and unrealized
              gain (loss) on investments        (0.79)


Total from investment operations                (0.65)
              Less dividends from:
              Net investment income             (0.53)
              In excess of net investment income      -





Change in net asset value                       (1.18)

Net asset value, end of year        $           16.44

Total Return (b)                               (3.73)%

Ratios/Supplemental Data Ratios to average net assets:
      Net investment income                    1.63%(c)
      Expenses, after expense reductions       2.38%(c)
      Expenses, before expense reductions      6.08%(c)

Portfolio turnover rate                       86.13%
Net assets at end of year (000)     $          1,270



(a) Effective date of class B shares was April 1, 2000.
(b) Sales loads are not reflected in computing total return.
(c) Annualized
+Credit ratings are unaudited.

Class C Shares:
Per share operating performance
(for a share outstanding throughout the year)+

Net asset value, beginning of year  $          12.88$         9.77     $  11.94


Income from investment operations:
 Net investment income .............            0.38          0.04         0.01
 Net realized and unrealized
 gain (loss) on investments ........            3.91          3.14        (2.17)


Total from investment operations ...            4.29          3.18        (2.16)
Less dividends from:
 Net investment income .............           (0.68)        (0.07)       (0.01)

Change in net asset value ...........           3.61          3.11        (2.17)

Net asset value, end of year ........  $       16.49  $      12.88   $     9.77

Total Return (b) ....................          33.20%        32.59%     (18.12)%

Ratios/Supplemental Data Ratios to average net assets:
  Net investment income .............           2.25%         0.11%   (0.02)%(c)
  Expenses, after expense reductions            2.37%         2.38%     2.38%(c)
  Expenses, before expense reductions           2.43%         3.63%    11.91%(c)

Portfolio turnover rate .............          86.13%        58.09%       44.66%


Net assets at end of year (000) ......     $   26,120  $     3,235 $        577

(a) Effective date of class C shares was May 28, 1998.
(b) Sales loads are not reflected in computing total return.
(c) Annualized
+Credit ratings are unaudited.

Schedule of investments
CUSIPS:  Class A - 885-215-657, Class B - 885-215-616, Class C - 885-215-640
NASDAQ Symbols:  Class A - TGVAX, Class B - TGVBX (proposed), Class C -THGCX*
*The proposed Class C symbol (TGVCX) has been changed to THGCX ..............
                                                             Shares       Value

         COMMON STOCKS 91.90%
         AIRPORTS (2.40%)
         Flughafen Wien AG ...........................       66,522   $2,410,341
         BANKS (9.60%)
         Banco Popular ...............................      100,000    3,071,030
         Bank Rozwoju Eksportu S.A ...................       65,000    1,966,001
         Barclays PLC ................................      110,000    3,045,352
         OTP Bank  GDR ...............................       35,000    1,785,000
         BIOTECHNOLOGY (4.90%)
         Bachem AG ...................................        1,010    1,971,831
         Serono SA ...................................        2,500    3,056,819
         CAPITAL EQUIPMENT (6.00%)
         China International Marine Containers .......      200,000      153,915
         Embraer .....................................      490,000    3,748,779
         Muhlbauer Holding AG ........................       24,245    2,206,931
         CONSUMER ELECTRONICS (5.30%)
         Philips Electronics .........................       68,200    2,939,453
         Sony Corp. ..................................       25,000    2,540,683
         BUILDING MATERIALS (1.50%)
         Dyckerhoff AG Preferred .....................       91,536    1,569,361
         PHARMACEUTICALS (6.10%)
         Merck KGaA ..................................       60,200    2,048,799
         Pharmacia & Upjohn Inc. .....................       70,000    4,213,125
         ELECTRIC UTILITIES (0.30%)
         Southern Energy Inc. + ......................       10,500      329,438
         FOREST PRODUCTS (2.10%)
         UPM Kymmene OYJ ..............................      83,000    2,124,985
         HEALTHCARE SERVICES (2.20%)
         Fresenius ....................................     12,000    2,290,679
         INSURANCE (1.90%)
         Annuity And Life Re Holdings .................      80,000    1,930,000
         INVESTMENT MANAGEMENT & BROKERAGE (9.50%)
         Edinburgh Fund Managers Group ................      60,500      561,893
         Goldman Sachs Group Inc. .....................      20,000    2,278,750
         Ing Groep N.V ................................      45,000    3,001,745
         Julius Baer Holding AG .......................         460    2,389,766
         OM Gruppen ...................................      35,000    1,507,020
         OFFICE FURNISHINGS & SUPPLIES (0.30%)
         Ahrend NV ....................................      30,118      323,394
         OIL & GAS (6.80%)
         PetroChina Co ADR ............................      95,000    1,876,250
         Shell Transport & Trading ....................     390,000    3,178,009
         Unocal Corp. .................................      55,000    1,949,063
         OIL SERVICES (3.30%)
         Coflexip SA ..................................      55,000    3,423,750
         PUBLISHING (3.50%)
         Pearson Plc ..................................     127,272    3,536,703
         RETAIL (5.90%)
         Fast Retailing ...............................      12,000    2,436,831
         Tesco Plc ....................................     979,490    3,599,692
         SERVICES (1.30%)
         Apcoa Parking AG .............................      18,550    1,295,091
         TECHNOLOGY - SEMI CONDUCTORS & EQUIPMENT (5.30%)
         ASE Test + ...................................      65,000    1,365,000
         ASM Pacific ..................................     550,000    1,252,165
         Samsung Electronic ...........................       7,000    1,267,991
         Taiwan Semiconductor + .......................     450,000    1,494,205
         TECHNOLOGY - DISTRIBUTION (2.10%)
         ACG AG .......................................      40,000    2,191,699
         TELECOMMUNICATION SERVICES (3.50%)
         China Unicom + ...............................     890,000    1,991,984
         China Unicom ADR+                                    7,500      163,594
         Nippon Telegraph and Telephone ...............         150    1,474,338
         TELECOMMUNICATION EQUIPMENT (4.90%)
         Crown Castle International Corp. +                  60,000    1,863,750
         Ericsson L M Tel Co .........................       84,000    1,244,250
         Nokia Corp. ....................................    48,000    1,911,000
         TOBACCO (0.70%)
         Swedish Match AB ...............................   220,715      688,658
         CLOSED END FUNDS (2.50%)
         I Shares MSCI Japan ............................    37,600      498,200
         India Fund Inc. +                                  167,300    2,028,513

         TOTAL COMMON STOCKS (Cost $90,066,742)                       94,195,826

         COMMERCIAL PAPER 8.10%
         American General Finance, 6.55% due 10/4/2000    4,000,000    3,997,817
         United Parcel Service Inc., 6.50% due 10/6/2000  4,300,000    4,296,118

         TOTAL COMMERCIAL PAPER (Cost $8,293,935)                      8,293,935


         TOTAL INVESTMENTS   (Cost $98,360,677) (100%)             $ 102,489,761

         +Non-income producing.
         See notes to financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Trustees and Shareholders of Thornburg Investment Trust


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Global Value Fund series of Thornburg Investment Trust (the "Fund") at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the three years in the period ended September 30, 1998 were audited by other independent accountants whose report dated October 23, 1998 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP


New York, New York
October 27, 2000

Index Comparison
Thornburg Global Value Fund
Index Comparison
Compares performance of Thornburg Global Value Fund and Morgan Stanley Capital International Europe, Australia and Far East Index for the period May 28, 1998 to September 30, 2000. Past performance of the Index and the Fund may not be indicative of future performance.


Class A Shares
Average Annual Total Returns (at max. offering price) (periods ending 9/30/00) Since inception (5/28/98) 15.85%
One year                   28.37%

Class C Shares
Average Annual Total Returns (periods ending 9.30.00)
Since inception (5/28/98)  17.03%
One year                   33.20%

Investment Manager
Thornburg Investment Management, Inc.
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

Principal Underwriter
Thornburg Securities Corporation
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200